Class	A:	DDDAX
Class	C:	DDDCX
Class	I:	DDDIX

SUMMARY PROSPECTUS

January 28, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 28, 2022, along with the Fund’s annual report dated September 30, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.13DActivistFund.com/documents. You can also obtain these documents at no cost by calling 1-877-413-3228 or by sending an email request to Order13DActivistFund@ultimusfundsolutions.com.

Investment Objective: The Fund’s investment objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy. hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 10 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	2.51%	1.51%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. This is the amount indirectly paid by the Fund to an unaffiliated money market fund to manage the Fund’s cash.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years
Class A	$744	$1,097	$1,474	$2,529
Class C	$254	$782	$1,335	$2,846
Class I	$154	$477	$824	$1,802

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser, 13D Management LLC (the “Adviser”), seeks to achieve the Fund’s investment objective by investing primarily in common stocks of U.S. companies of any market capitalization that are the target of shareholder activism. The Adviser defines an activist as an investor who holds more than 5% of a company’s shares and either (A) has a history of activist investing and/or (B) has publicly disclosed a catalyst for change such as seeking Board seats, improving operations and/or corporate governance practices, approving a merger, spinning-off an operating division or selling a significant amount of company assets (such an investor being referred to herein as an “activist”). The Adviser derives its activist information primarily from legally mandated filings known as “13D” filings. Rules adopted under the Securities Exchange Act of 1934 require a shareholder that acquires more than 5% of a company’s shares to file a form with the Securities and Exchange Commission known as a Schedule 13D that discloses the investor’s identity and its intent to influence management. The Adviser reviews all material activist situations and makes investment decisions based on its knowledge of the activist investor involved, the industry, the shareholder base, the activist’s average cost, its strategy and the Adviser’s determination of the chance of success and potential impact on share price.

Environmental, social and governance (“ESG”) is a central part of the Fund’s investment process. The Adviser screens every SEC 13D filing (approximately 1,500 per year) and 13D Amendment (approximately 4,000 per year) and only selects situations where the shareholder will be improving or participating in corporate governance or otherwise influencing management. Accordingly, at least 75% of the Adviser’s portfolio positions will have a shareholder representative on the board of directors who advocates for best-in-class corporate governance practices and a shareholder focused mentality. We do not only screen for companies with good corporate governance, because we believe there is more of a social benefit in identifying poor corporate governance companies and supporting a transition to good corporate governance. This can range from implementing best corporate governance practices to completely changing corporate culture and replacing entrenched, conflicted and self-dealing management teams. It is our experience that it is the governance element that also leads to Environmental and Social improvements in the business practices of our portfolio companies. Every portfolio position contains an engaged investor and most contain a shareholder representative on the board. These individuals are in a unique position to not only create economic value but also drive positive ESG improvement; and we are in a unique position to communicate our ESG thesis, comments and ideas to these individuals. We refer to this as Active ESG (“AESG™”).[1] We have a team of AESG analysts who analyzes the ESG and activist thesis of each company, maintains an AESG database and analyzes which business practices could be done better. The Fund will engage with the AESG activists to drive positive ESG change as a central part of the Fund’s investment process.

The adviser uses the following selection guidelines to create and manage the Fund’s investment portfolio:

Selecting Investment Universe:  Identify companies where an activist investor is involved.

Weighting Investments:                Different weights will be given to each investment depending on the (i) type of activist intent stated, (ii) the activist involved, (iii) the sector involved, and (iv) the adviser’s determination as to the chance of activist success.

Exiting Investments:                      Exiting an investment will be an integral part of the investment strategy. Primary exit triggers are when: (i) the activist sells down its position so it holds less than 5%, (ii) the activist otherwise indicates that he is exiting the investment, (iii) the activist becomes a passive investor, and (iv) in the adviser’s opinion, the activist catalyst has changed.

While the Adviser’s guidelines will define the trading horizon, this horizon may change based on other events. For example, an early exit of the Fund position may be warranted after the activist has attained most of its goals. The Fund is non-diversified, which means that it may invest in fewer issuers than a diversified fund. The adviser may engage in frequent buying and selling of securities in managing the Fund’s portfolio.

[1]	Active ESG (or AESG) investors are investors who actively engage with portfolio companies to induce change to better the environment, social aspects and/or governance. It is our experience that the way to truly create real ESG change is to invest with the ESG investors who have someone in the boardroom.
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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

•	Conflicts of Interest Risk: An affiliate of the Adviser that is controlled by the portfolio manager publishes reports on all material 13D filings to subscribers. The affiliate is not an investment adviser and the information contained in the reports is not organized or presented in a manner that suggests the holding, purchase or sale of any security. The subscribers to the reports are a variety of organizations including investment banks and law firms, many long/short hedge funds, large institutional investors, activist hedge funds, investor relations companies and proxy solicitors. Although the securities of companies described in the reports may be eligible for Fund portfolio, the reports do not indicate whether or not securities of such companies will be bought or sold by the Fund. In addition, subscribers receive no nonpublic information regarding holdings of the Fund’s portfolio. However, subscribers may make their own investment decisions using information contained in the reports. If subscribers buy or sell securities that are described in the reports, this could negatively impact the price of securities bought or sold by the Fund.
•	Management Risk: The adviser’s dependence on its activist strategy and objective judgments about the attractiveness, value and potential appreciation of particular securities in which the 13D Fund invests may prove to be incorrect as there is no guarantee that the Adviser’s investment strategy will produce the desired results.
•	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment. The Adviser’s specialized research helps to mitigate this risk. In the event activists have a period of significant underperformance, the Funds may also experience a period of underperformance. The Adviser endeavors to address this risk through diversification across several activists, activist styles, and strategies.
•	Non-Diversification Risk: The Fund is a non-diversified investment company, which makes the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
•	Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs which affects the Fund’s performance.
•	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Class A and Class C shares will be similar because they invest in the same portfolio of securities and underlying funds but their performance will vary due to differences in fees. The performance table compares the performance of the Fund’s Class I, Class A and Class C shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.13DActivistFund.com or by calling 1-877-413-3228.

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Class I Annual Total Return for Calendar Years Ended December 31

Best Quarter	2nd Quarter 2020	29.98%
Worst Quarter	1st Quarter 2020	(30.25)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

	One Year	Five Years	Ten Years	Since Inception (12/28/11)
Class I shares return before taxes	19.55%	14.13%	14.71%	14.70%
Class I shares return after taxes on distributions	16.75%	12.63%	13.49%	11.97%
Class I shares return after taxes on distributions and sale of Fund shares	12.93%	11.01%	11.97%	13.72%
Class A shares return before taxes with sales load	12.39%	12.50%	13.74	13.72%
Class C shares return before taxes	18.36%	12.98%	n/a	12.88%
Russell 2500 Total Return Index(1)	18.18%	13.75%	14.15%	14.23%
(1)	The Russell 2500 is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. It is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of US-based listed equities. This index has been selected because it is more reflective of the Fund’s portfolio holdings.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns for Class A and Class C shares, which are not shown, will vary from Class I shares.

Investment Adviser: 13D Management LLC is the Fund’s investment adviser, (the “Adviser”).

Investment Adviser Portfolio Manager: Ken Squire, the Founder and Chief Investment Officer of the Adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. The minimum initial and subsequent investment in Class A and Class C shares is $2,500 and $500. The minimum initial investment in Class I shares is $1,000,000. Subsequent investment in Class I shares may be made in any amount.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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